SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   September 5, 2000
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                     000-25169                 82-049021
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(State or other jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada              M5J 2G2
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        416/364-2551
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          (Former name or former address, if changed since last report)

     Item 7. Financial Statements and Exhibits

     (a) Financial Statements.
         None.

     (b) Exhibits.


Exhibit A   Development and License Agreement with Eli Lilly and Company dated
            September 5, 2000, redacted to omit trade secrets and confidential commercial and financial information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GENEREX BIOTECHNOLOGY CORPORATION


Dated:    September 7, 2000            By: /s/ E. Mark Perri
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                                           E. Mark Perri, Chairman and CFO